Exhibit 10.1
The CORPORATEplan for RetirementSM
EXECUTIVE PLAN
Adoption Agreement
IMPORTANT NOTE

This document has not been approved by the Department of Labor, the Internal Revenue Service or any other governmental entity. An Employer must determine whether the plan is subject to the Federal securities laws and the securities laws of the various states. An Employer may not rely on this document to ensure any particular tax consequences or to ensure that the Plan is “unfunded and maintained primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees” under the Employee Retirement Income Security Act with respect to the Employer’s particular situation. Fidelity Management Trust Company, its affiliates and employees cannot and do not provide legal or tax advice or opinions in connection with this document. This document does not constitute legal or tax advice or opinions and is not intended or written to be used, and it cannot be used by any taxpayer, for the purposes of avoiding penalties that may be imposed on the taxpayer. This document must be reviewed by the Employer’s attorney prior to adoption.

Plan Number: 44317 ECM NQ 2007 AA
(07/2007) 10/21/2019
© 2007 Fidelity Management & Research Company

ADOPTION AGREEMENT
ARTICLE 1
1.01PLAN INFORMATION

(a)Name of Plan:

This is the EchoStar Non-Qualified Plan (the “Plan”).

1.05CONTRIBUTIONS ON BEHALF OF EMPLOYEES

(a)Deferral Contributions (Complete all that apply):
(1) Deferral Contributions. Subject to any minimum or maximum deferral amount provided below, the Employer shall make a Deferral Contribution in accordance with, and subject to, Section 4.01 on behalf of each Participant who has an executed salary reduction agreement in effect with the Employer for the applicable calendar year (or portion of the applicable calendar year).

Deferral Contributions Type of Compensation	Dollar Amount		% Amount
	Min	Max	Min	Max
Compensation			0	75

(Note: With respect to each type of Compensation, list the minimum and maximum dollar amounts or percentages as whole dollar amounts or whole number percentages.)
(2) Deferral Contributions with respect to Bonus Compensation only. The Employer requires Participants to enter into a special salary reduction agreement to make Deferral Contributions with respect to one or more Bonuses, subject to minimum and maximum deferral limitations, as provided in the table below.

Deferral Contributions Type of Bonus	Treated As		Dollar Amount		% Amount
	Performance Based	Non- Performance Based	Min	Max	Min	Max
Bonus Compensation		Yes			0	100

(Note: With respect to each type of Bonus, list the minimum and maximum dollar amounts or percentages as whole dollar amounts or whole number percentages. In the event a bonus identified as a Performance-based Bonus above does not constitute a Performance-based Bonus with respect to any Participant, such Bonus will be treated as a Non-Performance-based Bonus with respect to such Participant.)

Plan Number: 44317 ECM NQ 2007 AA
(07/2007) 10/21/2019

© 2007 Fidelity Management & Research Company

(b)Matching Contributions (Choose (1) or (2) below, and (3) below, as applicable):

(1)The Employer shall make a Matching Contribution on behalf of each Employee Participant in an amount described below:

(A)□__%    of the Employee Participant’s Deferral Contributions for the calendar year.
(B)The amount, if any, declared by the Employer in writing, which writing is hereby incorporated herein.
(C)□ Other: ____________________________________________________

(2) Matching Contribution Offset. For each Employee Participant who has made elective contributions (as defined in 26 CFR section l.401(k)-6 (“QP Deferrals”)) of the maximum permitted under Code section 402(g), or the maximum permitted under the terms of the ______________ Plan (the “QP”), to the QP, the Employer shall make a Matching Contribution in an amount equal to (A) minus (B) below:

(A)The matching contributions (as defined in 26 CFR section 1.401(m)-1(a)(2) (“QP Match”)) that the Employee Participant would have received under the QP on the sum of the Deferral Contributions and the Participant’s QP Deferrals, determined as though—

•no limits otherwise imposed by the tax law applied to such QP match; and
•the Employee Participant’s Deferral Contributions had been made to the QP.

(B)The QP Match actually made to such Employee Participant under the QP for the applicable calendar year.

Provided, however, that the Matching Contributions made on behalf of any Employee Participant pursuant to this Section 1.05(b)(2) shall be limited as provided in Section 4.02 hereof.

(3) Matching Contribution Limits (Check the appropriate box(es)):
(A) Deferral Contributions in excess of __% of the Employee Participant’s Compensation for the calendar year shall not be considered for Matching Contributions.

Plan Number: 44317 ECM NQ 2007 AA
(07/2007) 10/21/2019

© 2007 Fidelity Management & Research Company

(B)Matching Contributions for each Employee Participant for each calendar year shall be limited to $         .

(c)Employer Contributions

(1) Fixed Employer Contributions. The Employer shall make an Employer Contribution on behalf of each Employee Participant in an amount determined as described below:

(2) Discretionary Employer Contributions. The Employer may make Employer Contributions to the accounts of Employee Participants in any amount (which amount may be zero), as determined by the Employer in its sole discretion from time to time in a writing, which is hereby incorporated herein.

Plan Number: 44317 ECM NQ 2007 AA
(07/2007) 10/21/2019

© 2007 Fidelity Management & Research Company

AMENDMENT EXECUTION PAGE
(Fidelity’s Copy)

Plan Name:    EchoStar Non-Qualified Plan (the “Plan”)

Employer:    EchoStar Corporation

(Note: These execution pages are to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement. Attach the amended page(s) of the Adoption Agreement to these execution pages.)

The following section(s) of the Plan are hereby amended effective as of the date(s) set forth below:

Section Amended	Effective Date
1.05(a)	11/1/2019

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed on the date below.

Employer:    EchoStar Corporation

By:    /s/ Michelle Pearre

Title:    Senior Vice President, Human Resources

Date:    10/21/2019

Plan Number: 44317 ECM NQ 2007 AA
(07/2007) 10/21/2019

© 2007 Fidelity Management & Research Company

AMENDMENT EXECUTION PAGE
(Employer’s Copy)

Plan Name:    EchoStar Non-Qualified Plan (the “Plan”)

Employer:    EchoStar Corporation

(Note: These execution pages are to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement. Attach the amended page(s) of the Adoption Agreement to these execution pages.)

Section Amended	Effective Date
1.05(a)	11/1/2019

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed on the date below.

Employer:    EchoStar Corporation

By:    /s/ Michelle Pearre

Title:    Senior Vice President, Human Resources

Date:    10/21/2019

Plan Number: 44317 ECM NQ 2007 AA
(07/2007) 10/21/2019

© 2007 Fidelity Management & Research Company